INVESTOR CLASS SHARES * ACCESSOR FUNDS, INC. PROSPECTUS * APRIL 30, 2002 -
                                                           Updated May 16, 2002
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                            ACCESSOR ALLOCATION FUNDS

                           ACCESSOR INCOME ALLOCATION
                       ACCESSOR INCOME & GROWTH ALLOCATION
                          ACCESSOR BALANCED ALLOCATION
                       ACCESSOR GROWTH & INCOME ALLOCATION
                           ACCESSOR GROWTH ALLOCATION
                     ACCESSOR AGGRESSIVE GROWTH ALLOCATION
                                   [GRAPHIC]















                                                                 [LOGO] ACCESSOR
                                                                        ------



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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               THE ACCESSOR FUNDS

     * A family of 15 mutual funds, each with two classes of shares, and one with three classes of shares, offering a variety of fixed-income, equity and balanced mutual funds. This prospectus describes the six Accessor Allocation Funds. For information about the other Accessor Funds, please request the current Accessor Funds Prospectuses.

     * When used together, designed to help investors realize the benefits of ASSET ALLOCATION and DIVERSIFICATION.

     * Managed and administered by Accessor Capital Management LP ("Accessor Capital") or subadvised by money managers who are selected and supervised by Accessor Capital.

     Each of the Accessor Allocation Funds is a fund of funds. A fund of funds is a mutual fund that invests its assets in other mutual funds. This gives you several advantages, such as:

     * Active asset allocation and periodic rebalancing.
     * Immediate diversification across different types of investments.
     * The benefit of professional money managers.
     * For most small investors, a cost advantage over investing in individual stocks.
     * For some investors, tax advantages over trying to rebalance using individual mutual funds.

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     DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

     ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, equity and fixed-income securities) in an effort to enhance returns and reduce risks.

                                     * * *

     DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

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     The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Accessor Allocation Funds is the potential for attractive long-term returns with reduced volatility.

     If you are a periodic investor, you can face the dilemma of trying to buy the right mix of mutual funds for a relatively small dollar amount each month. By investing in one of the Accessor Allocation Funds, you get a diversified portfolio, assembled by a professional money manager, that allows you access to more funds than you might be able to afford on your own. Each Fund can be used in both taxable and tax-deferred accounts.

     Before choosing your investment option, consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The Accessor Allocation Fund or Funds you select should not represent your complete investment program or be used for short-term trading purposes.

                               TABLE OF CONTENTS
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THE FUNDS
   Fund Summaries.............................................................2
   Performance................................................................7
   Expenses..................................................................13
   Objectives and Strategies.................................................16
   Description of Underlying Funds...........................................20
   Principal Risks of Investing in the Funds.................................24
   Principal Risks of Underlying Funds.......................................24
   Management, Organization & Capital Structure..............................28

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................31
   Exchanging Fund Shares....................................................33
   Redeeming Fund Shares.....................................................34
   Dividends and Distributions...............................................35
   Valuation of Securities...................................................36
   Taxation..................................................................36
   Service and Distribution Arrangements.....................................37
   Financial Highlights......................................................38

                                 FUND SUMMARIES
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     Each of the Accessor Allocation Funds (referred to in this prospectus as the "Fund" or "Funds") is a "fund of funds" and shares the same investment approach. Each Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Investor Class Shares of other Accessor Funds (referred to in this prospectus as the "Underlying Funds"), which represent specific market segments. The Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described below. You may choose to invest in any of the Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Funds can offer additional diversification within a single investment.

     WHAT IS EACH FUND'S OBJECTIVE?
     The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

     * Accessor Income Allocation Fund seeks high current income and some stability of principal.

     * Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation.

     * Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation.

     * Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

     * Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income.

     * Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation.

     WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund invests substantially all of its assets in a select group of the Underlying Funds.

     Each Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Funds obtain from being invested in a number of Underlying Funds reduces the risk associated with an investment in a single Underlying Fund. This risk is further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the international Underlying Fund, countries.

     The ACCESSOR INCOME ALLOCATION FUND can invest in a combination of the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy - the Fund maintains a current asset allocation target of approximately 80% in fixed-income Underlying Funds and 20 % in the money market Underlying Fund.

     The ACCESSOR INCOME & GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a conservative asset allocation strategy - the Fund maintains a current asset allocation target of approximately 30% in equity Underlying Funds, 60% in fixed-income Underlying Funds and 10% in the money market Underlying Fund.



                                   ACCESSOR 2

                                 FUND SUMMARIES
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     The ACCESSOR BALANCED ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 50% in equity Underlying Funds, 46% in fixed-income Underlying Funds and 4% in the money market Underlying Fund.

     The ACCESSOR GROWTH & INCOME ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds:
     High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses a moderate asset allocation strategy - the Fund maintains a current asset allocation target of approximately 60% in equity Underlying Funds, 37% in fixed-income Underlying Funds and 3% in the money market Underlying Fund.

     The ACCESSOR GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, the four fixed-income Underlying Funds: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, and Mortgage Securities Fund and the money market Underlying Fund: U.S. Government Money Fund. This Fund uses an aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 80% in equity Underlying Funds and 19% in fixed-income Underlying Funds and 1% in the money market Underlying Fund.

     The ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND can invest in a combination of the four equity Underlying Funds: Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, and the money market Underlying
     Fund: U.S. Government Money Fund. This Fund uses a very aggressive asset allocation strategy - the Fund maintains a current asset allocation target of approximately 99% in equity Underlying Funds and 1% in the money market Underlying Fund.

     Each Fund seeks to obtain the greatest return for the level of risk assumed by that Fund. Each Fund's investment strategy emphasizes asset allocation.

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     WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE UNDERLYING FUNDS CAN INVEST?

     Below is a general description of the principal types of securities in which the Underlying Funds invest:

     The GROWTH FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers, chosen primarily from the S&P 500 Index by the Growth Fund's Money Manager, Chicago Equity Partners.

     The VALUE FUND invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers, chosen primarily from the S&P 500 Index and that are believed to be undervalued by the Value Fund's Money Manager, Wellington Management Company.

     The SMALL TO MID CAP FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants of small capitalization issuers (capitalization generally of $1 billion or less) and medium capitalization issuers (capitalization generally ranging from $1 billion to $10 billion).

     The INTERNATIONAL EQUITY FUND normally invests at least 80% of its assets in common and preferred stocks, securities convertible into common stocks, and rights and warrants, primarily of companies domiciled in Europe and the Pacific Rim and may invest in companies that are in developed countries as well as companies that are in countries or economies generally considered to be emerging or developing markets.

     The HIGH YIELD BOND FUND normally invests at least 80% of its assets in lower-rated, high-yield corporate debt securities, rated lower than BBB by S&P or lower than Baa by Moody's, commonly referred to as "junk bonds."



                                   ACCESSOR 3

                                 FUND SUMMARIES
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     The INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities and mortgage-backed or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of between 3 and 10 years.

     The SHORT-INTERMEDIATE FIXED-INCOME FUND normally invests at least 80% of its assets in fixed-income securities, including corporate bonds, U.S. Government or agency securities and mortgage-backed or asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher. The Fund seeks a dollar-weighted average portfolio duration of not less than 2 years and not more than 5 years.

     The MORTGAGE SECURITIES FUND normally invests at least 80% of its assets in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or considered to be of comparable quality.

     The U.S. GOVERNMENT MONEY FUND normally invests at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry guidelines concerning the quality, maturity and diversification of its investments.

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     WHAT ARE THE PRINCIPAL INVESTMENT RISKS OF INVESTING IN THE FUNDS?

     LOSS OF MONEY IS A RISK OF INVESTING IN EACH FUND. AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. While the Funds offer a greater level of diversification than most other types of mutual funds, a single Fund may not provide a complete investment program for an investor.

     The following summarizes important risks that apply to the Funds and may result in a loss of your investment. There can be no assurance that a Fund will achieve its investment objective.

     * ALLOCATION RISK Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in a Fund is that the allocation techniques and decisions will not produce the desired results, and a Fund may not achieve its investment objective.

     * UNDERLYING FUNDS RISK The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. A Fund's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions. Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies and principal risks of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Because the Fund's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.



                                   ACCESSOR 4

                                 FUND SUMMARIES
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     The following table sets forth the principal risks of the Underlying Funds that could adversely effect the net asset value, yield and total return of a Fund:

                                              LEVEL OF PRINCIPAL RISK
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                                                  INCOME &                  GROWTH &                  AGGRESSIVE
     RISK                              INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
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    STOCK MARKET VOLATILITY               -          ( )          |)           |)             O            O
    BOND MARKET VOLATILITY                O           O           |)           |)            ( )           -
    FOREIGN EXPOSURE                      -          ( )          |)           |)             O            O
    SECTOR RISK                          ( )         ( )          |)           |)             O            O
    COMPANY RISK                         ( )         ( )          ( )          ( )           |)           |)
    SMALL COMPANY RISK                   ( )         ( )          ( )          |)            |)            O
    LOWER RATED DEBT SECURITIES          |)          |)           |)           |)            |)            -
    INFLATION RISK                        O           O           |)           |)            ( )          ( )
    PREPAYMENT RISK                      |)          ( )          ( )          ( )            -            -
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    Level of Principal Risk Key:        - n/a          ( )  low          |) medium           o high
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     DEFINITIONS

     STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

     BOND MARKET VOLATILITY. Individual securities are expected to fluctuate in response to issuer, general economic and interest rate changes. Increases in interest rates can cause the price of a debt security to decrease.

     FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

     COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the stock market as a whole and can perform differently than the value of the market as a whole. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

     SMALL COMPANY RISK. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

     LOWER RATED DEBT SECURITIES. Lower rated debt securities, commonly referred to as "junk bonds", and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities.

     INFLATION RISK. Over time, the real value of your investment in a Fund may be eroded by inflation.

     PREPAYMENT RISK. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

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     Please see "Principal Risks of Underlying Funds" for a description of these and other risks associated with the Underlying Funds and an investment in a Fund.



                                   ACCESSOR 5

                                 FUND SUMMARIES
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     Each Fund's investment goals may be consistent with investors with the following risk profiles and investment goals:

     THE ACCESSOR INCOME ALLOCATION FUND - designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.

     THE ACCESSOR INCOME & GROWTH ALLOCATION FUND - designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

     THE ACCESSOR BALANCED ALLOCATION FUND - designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     THE ACCESSOR GROWTH & INCOME ALLOCATION FUND - designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

     THE ACCESSOR GROWTH ALLOCATION FUND - designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

     THE ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND - designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.











                                   ACCESSOR 6

                                  PERFORMANCE
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     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares (before and after the reduction of taxes) to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future.


                     INCOME ALLOCATION FUND ANNUAL RETURNS
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                                    [GRAPH]
AS OF 12/31

        5.49                                    -------------
      -------                                   1ST QTR 2002
        2001
                                                0.17%
                                                -------------
                                                BEST QUARTER

                                                3.09%

                                                1ST QTR 2001
                                                -------------
                                                WORST QUARTER

                                                0.19%

                                                2ND QTR 2001
                                                -------------


           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/01
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                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                               ------------------------
    FUND RETURNS BEFORE TAXES                                                     5.49%          5.43%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                     3.56%          3.52%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES               3.33%          3.41%
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)                                       8.18%          8.18%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *12/27/00 Inception Date, Index measured from 1/1/01


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.










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(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.



                                   ACCESSOR 7

                                  PERFORMANCE
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     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares (before and after the reduction of taxes) to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future.

                 INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS
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                                    [GRAPH]

AS OF 12/31

        -1.04                                   -------------
      ---------                                 1ST QTR 2002
         2001
                                                0.17%
                                                -------------
                                                BEST QUARTER

                                                3.23%

                                                4TH QTR 2001
                                                -------------
                                                WORST QUARTER

                                                -4.11%

                                                3RD QTR 2001
                                                -------------

    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/01
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                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                                ------------------------
    FUND RETURNS BEFORE TAXES                                                    -1.04%         -1.03%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                    -2.38%         -2.36%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES              -0.61%         -1.46%
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)                                       8.18%          8.18%
    MSCI AC WORLD INDEX FREE(2)                                                 -15.60%        -15.60%
    COMPOSITE INDEX(3)                                                            1.05%          1.05%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *12/27/00 Inception Date, Index measured from 1/1/01

     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


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(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% MSCI AC WORLD INDEX FREE.



                                   ACCESSOR 8

                                  PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares (before and after the reduction of taxes) to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future.

                    BALANCED ALLOCATION FUND ANNUAL RETURNS
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                                    [GRAPH]
AS OF 12/31

        -5.07                           -------------
      ---------                         1ST QTR 2002
         2001
                                        0.06%
                                        -------------
                                        BEST QUARTER

                                        5.46%

                                        4TH QTR 2001
                                        -------------
                                        WORST QUARTER

                                        -7.68%

                                        3RD QTR 2001
                                        -------------



    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/01
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                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                              -------------------------
    FUND RETURNS BEFORE TAXES                                                    -5.07%         -5.01%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                    -6.03%         -5.96%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES              -3.03%         -4.45%
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)                                       8.18%          8.18%
    MSCI AC WORLD INDEX FREE(2)                                                 -15.60%        -15.60%
    COMPOSITE INDEX(3)                                                           -3.64%         -3.64%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *12/27/00 Inception Date, Index measured from 1/1/01

     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



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(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% MSCI AC WORLD INDEX FREE.



                                   ACCESSOR 9

                                  PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares (before and after the reduction of taxes) to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future.

                 GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS
--------------------------------------------------------------------------------
                                    [GRAPH]
AS OF 12/31

        -7.27                                   -------------
      ---------                                 1ST QTR 2002
         2001
                                                -0.01%
                                                -------------
                                                BEST QUARTER

                                                6.13%

                                                4TH QTR 2001
                                                -------------
                                                WORST QUARTER

                                                -9.42%

                                                3RD QTR 2001
                                                -------------

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/01
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                              --------------------------
    FUND RETURNS BEFORE TAXES                                                    -7.27%         -7.07%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                    -7.96%         -7.75%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES              -4.39%         -5.97%
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)                                       8.18%          8.18%
    MSCI AC WORLD INDEX FREE(2)                                                 -15.60%        -15.60%
    COMPOSITE INDEX(3)                                                           -6.02%         -6.02%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *12/27/00 Inception Date, Index measured from 1/1/01


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% MSCI AC WORLD INDEX FREE.



                                  ACCESSOR 10

                                  PERFORMANCE
--------------------------------------------------------------------------------


     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares (before and after the reduction of taxes) to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future.

                     GROWTH ALLOCATION FUND ANNUAL RETURNS
--------------------------------------------------------------------------------
                                    [GRAPH]

AS OF 12/31

        -12.13                                  -------------
      ----------                                1ST QTR 2002
          2001
                                                -0.17%
                                                -------------
                                                BEST QUARTER

                                                8.13%

                                                4TH QTR 2001
                                                -------------
                                                WORST QUARTER

                                                -13.00%

                                                3RD QTR 2001
                                                -------------

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/01
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                               -------------------------
    FUND RETURNS BEFORE TAXES                                                   -12.13%        -12.01%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                   -12.55%        -12.42%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES              -7.34%         -9.78%
    LEHMAN BROTHERS AGGREGATE BOND INDEX(1)                                       8.18%          8.18%
    MSCI AC WORLD INDEX FREE(2)                                                 -15.60%        -15.60%
    COMPOSITE INDEX(3)                                                          -10.81%        -10.81%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *12/27/00 Inception Date, Index measured from 1/1/01


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% MSCI AC WORLD INDEX FREE.



                                  ACCESSOR 11

                                  PERFORMANCE
--------------------------------------------------------------------------------

     The following bar chart and table illustrates changes (and therefore, the risk elements) in the performance of Investor Class Shares of the Fund from year to year and compare the performance of Investor Class Shares (before and after the reduction of taxes) to the performance of a market index over time. As with all mutual funds, how the Fund has performed in the past is not an indication of how it will perform in the future.

                AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS
--------------------------------------------------------------------------------
                                    [GRAPH]
AS OF 12/31

        -16.09                                  --------------
      ----------                                1ST QTR 2002
         2001
                                                -0.32%
                                                --------------
                                                BEST QUARTER

                                                9.57

                                                4TH QTR 2001
                                                --------------
                                                WORST QUARTER

                                                -15.77%

                                                3RD QTR 2001
                                                --------------

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/01
--------------------------------------------------------------------------------

                                                                                                 SINCE
                                                                                 1 YR           INCEPT*
                                                                              -------------------------
    FUND RETURNS BEFORE TAXES                                                   -16.09%        -15.99%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                                   -16.18%        -16.07%
    FUND RETURNS AFTER TAXES ON DISTRIBUTIONS & SALE OF FUND SHARES              -9.71%        -12.79%
    MSCI AC WORLD INDEX FREE1                                                   -15.60%        -15.60%
    (INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

                            *12/27/00 Inception Date, Index measured from 1/1/01


     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



--------------------------------------------------------------------------------
(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX
    (ACWI) FREE REPRESENTS 49 OF THE WORLD'S DEVELOPED AND EMERGING EQUITY MARKETS.



                                  ACCESSOR 12

                                    EXPENSES
--------------------------------------------------------------------------------

     The Funds are no load mutual funds. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other Funds or into the Underlying Funds. You should keep in mind that shareholders of each Fund bear indirectly the expenses of the Underlying Funds in which the Funds invest. The Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR CLASS SHARES OF A FUND. EXCEPT WHERE NOTED, THE TABLES REFLECT THE HISTORICAL FEES AND EXPENSES OF THE FUNDS.

                                                                                ACCESSOR ALLOCATION FUND
                                                                    INCOME       INCOME & GROWTH      BALANCED
--------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (fees paid directly from your investment)
     MAXIMUM SALES CHARGE IMPOSED
       ON PURCHASES (AS A PERCENT OF OFFERING PRICE)                 NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM DEFERRED SALES CHARGE                                   NONE             NONE              NONE
     REDEMPTION FEE(2)                                               NONE             NONE              NONE

     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12b-1) FEE                            0.25             0.25              0.25
                                                                     ---------------------------------------
     OTHER EXPENSES(3)                                               1.08             0.66              0.30
       ADMINISTRATIVE SERVICES FEE(4)                                0.25             0.25              0.25
                                                                     ---------------------------------------
     TOTAL OTHER EXPENSES                                            1.33             0.91              0.55
     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.68             1.26              0.90
                                                                     =======================================
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)                      (1.08)           (0.66)            (0.30)
     NET EXPENSES                                                    0.60             0.60              0.60
                                                                     =======================================

--------------------------------------------------------------------------------
(1) FEES CHARGED TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(3) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2000 THROUGH 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.

(4) PURSUANT TO AN ADMINISTRATIVE SERVICES PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.

================================================================================



                                  ACCESSOR 13

                                    EXPENSES
--------------------------------------------------------------------------------
     The following table provides a range of estimated average weighted expense ratios for Investor Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.

       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------
       INCOME ALLOCATION                                      1.25% - 1.35%
       INCOME & GROWTH ALLOCATION                             1.37% - 1.47%
       BALANCED ALLOCATION                                    1.44% - 1.54%


                                                                                ACCESSOR ALLOCATION FUND
                                                                   GROWTH &                          AGGRESSIVE
                                                                    INCOME           GROWTH            GROWTH
----------------------------------------------------------------------------------------------------------------
     SHAREHOLDER FEES(1)
     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     MAXIMUM SALES CHARGE IMPOSED
      ON PURCHASES (AS A PERCENT OF OFFERING PRICE)                  NONE             NONE              NONE
     MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS            NONE             NONE              NONE
     MAXIMUM DEFERRED SALES CHARGE                                   NONE             NONE              NONE
     REDEMPTION FEE(2)                                               NONE             NONE              NONE
------------------------------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES DEDUCTED FROM FUND ASSETS)
     MANAGEMENT FEES                                                 0.10%            0.10%             0.10%
     DISTRIBUTION AND SERVICE (12b-1) FEE                            0.25             0.25              0.25
                                                                     ---------------------------------------
     OTHER EXPENSES(3)                                               0.35             0.22              0.29
       ADMINISTRATIVE SERVICES FEE(4)                                0.25             0.25              0.25
                                                                     =======================================
     TOTAL OTHER EXPENSES                                            0.60             0.47              0.54
     TOTAL ANNUAL FUND OPERATING EXPENSES                            0.95             0.82              0.89
                                                                     ---------------------------------------
     FEE WAIVER (AND/OR EXPENSE REIMBURSEMENT)                      (0.35)           (0.22)            (0.29)
     NET EXPENSES                                                    0.60             0.60              0.60


--------------------------------------------------------------------------------
(1) FEES CHARGED TO SHAREHOLDERS BY FINANCIAL INTERMEDIARIES WHO SELL SHARES OF THE FUNDS ARE NOT INCLUDED IN THE TABLES. AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(3) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE FUNDS' INVESTMENT IN THE UNDERLYING FUNDS. TO THE EXTENT THAT THESE OTHER EXPENSES ARE NOT PAID BY THE UNDERLYING FUNDS, ACCESSOR CAPITAL HAS CONTRACTUALLY AGREED TO PAY THE OTHER EXPENSES OF THE FUNDS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2000 THROUGH 2003. CONSEQUENTLY, THE FUNDS DO NOT EXPECT TO BEAR ANY "OTHER EXPENSES" FOR SUCH PERIODS.

(4) PURSUANT TO AN ADMINISTRATIVE SERVICES PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.




                                  ACCESSOR 14

                                    EXPENSES
--------------------------------------------------------------------------------
     The following table provides a range of estimated average weighted expense ratios for Investor Class Shares of each Fund, which includes both the direct expenses of the Allocation Funds and the indirect expenses of the Underlying Funds. Ranges are given instead of a single number because the pro-rata share of expenses fluctuates along with the changes in the average assets in each of the Underlying Funds.

       ACCESSOR ALLOCATION FUND
--------------------------------------------------------------------------------
       GROWTH & INCOME ALLOCATION                             1.48% - 1.58%
       GROWTH ALLOCATION                                      1.53% - 1.63%
       AGGRESSIVE GROWTH  ALLOCATION                          1.54% - 1.64%

================================================================================
EXPENSE EXAMPLE

     The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions not reflecting any expense waiver, your costs would be:



   ACCESSOR ALLOCATION FUND                    ONE YEAR*        THREE YEARS*       FIVE YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
   INCOME ALLOCATION                          $ 241.00          $  742.00         $1,269.00         $2,713.00
   INCOME & GROWTH ALLOCATION                   211.00             650.00          1,116.00          2,406.00
   BALANCED ALLOCATION                          181.00             562.00            968.00          2,101.00
   GROWTH & INCOME ALLOCATION                   191.00             590.00          1,014.00          2,197.00
   GROWTH ALLOCATION                            183.00             567.00            976.00          2,117.00
   AGGRESSIVE GROWTH ALLOCATION                 191.00             592.00          1,018.00          2,204.00

================================================================================
     *Note: Accessor Capital has contractually agreed to pay certain expenses of the Funds to the extent such expenses are not paid by the Underlying Funds, pursuant to the exemptive order received from the Securities and Exchange Commission, through December 31, 2003. Such payments are not reflected in this table. If such payments were reflected, expenses for the one year and three year periods would be lower.









                                  ACCESSOR 15

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

ASSET ALLOCATION

     The investment strategy of the Funds focuses on asset allocation (varying the concentration of asset classes in the Funds). Accessor Capital manages the asset class risk to which the Funds are exposed by varying the concentration of asset classes in the Funds. The table below reflects the target and potential ranges of investments in various asset classes.

                                                                           INCOME &
      ASSET CLASS                                          INCOME           GROWTH           BALANCED
-------------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        0%               30%               50%
                               -----------------------------------------------------------------------
                               RANGE                       0% - 5%         20% - 40%         40% - 60%
-------------------------------------------------------------------------------------------------------
     FIXED-INCOME              TARGET                        70%              55%               41%
     FUNDS                     -----------------------------------------------------------------------
                               RANGE                     60% - 100%        40% - 80%         30% - 60%
-------------------------------------------------------------------------------------------------------
     MONEY MARKET              TARGET                        30%              15%               9%
     FUND                      -----------------------------------------------------------------------
                               RANGE                      0% - 35%         0% - 20%          0% - 10%
=======================================================================================================
                                                          GROWTH &                          AGGRESSIVE
      ASSET CLASS                                          INCOME           GROWTH            GROWTH
-------------------------------------------------------------------------------------------------------
     EQUITY FUNDS              TARGET                        60%              80%              100%
                               -----------------------------------------------------------------------
                               RANGE                      50% - 70%        70% - 90%        85% - 100%
-------------------------------------------------------------------------------------------------------
     FIXED-INCOME              TARGET                        36%              20%               0%
     FUNDS                     -----------------------------------------------------------------------
                               RANGE                      20% - 50%        5% - 30%          0% - 10%
-------------------------------------------------------------------------------------------------------
     MONEY MARKET              TARGET                        4%               0%                0%
     FUND                      -----------------------------------------------------------------------
                               RANGE                      0% - 10%          0% - 5%           0% - 5%
=======================================================================================================

     Accessor Capital decides how much of each Fund's assets to allocate to Underlying Fund investments within the ranges set forth in the following pages based on its outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. Each Fund may sell the Underlying Funds or other securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

                                        TARGET ALLOCATION
                                        Target allocation represents the Funds'
                                        target for investments in the Underlying
                                        Funds. You should note that the Funds'
                                        actual allocations may differ from the
                                        target due to market fluctuations and
                                        other factors and that Accessor Capital
                                        has the discretion to change each Fund's target allocation.






                        ACCESSOR 16

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

ACCESSOR INCOME ALLOCATION FUND
    INVESTMENT OBJECTIVE The Income Allocation Fund seeks high current income and some stability of principal.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a conservative asset allocation strategy DESIGNED TO PROVIDE INCOME FOR INVESTORS WITH A LOW RISK TOLERANCE AND A 1-3 YEAR INVESTMENT TIME HORIZON.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                           0%              0-5%
     VALUE                                            0%              0-5%
     SMALL TO MID CAP                                 0%              0-5%
     INTERNATIONAL EQUITY                             0%              0-5%
     HIGH YIELD BOND                                 14%             5-20%              [PIE CHART OF
     INTERMEDIATE FIXED-INCOME                       16%            10-25%              PERCENTAGES AT LEFT]
     SHORT-INTERMEDIATE FIXED-INCOME                 40%            20-60%
     MORTGAGE SECURITIES                             10%             5-30%
     U.S. GOVERNMENT MONEY**                         20%             0-35%
============================================================================================================



ACCESSOR INCOME & GROWTH ALLOCATION FUND

    INVESTMENT OBJECTIVE The Income & Growth Allocation Fund seeks high current income and some potential capital appreciation.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market underlying fund. This fund uses a conservative asset allocation strategy DESIGNED TO PROVIDE INCOME AND SOME CAPITAL APPRECIATION FOR INVESTORS WITH A LOW RISK TOLERANCE AND A 3-5 YEAR INVESTMENT TIME HORIZON.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------------
     GROWTH                                           9%             4-14%
     VALUE                                            9%             4-14%
     SMALL TO MID CAP                                 6%             2-12%
     INTERNATIONAL EQUITY                             6%             0-10%               [PIE CHART OF
     HIGH YIELD BOND                                 15%            10-20%               PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                       12%             5-20%
     SHORT-INTERMEDIATE FIXED-INCOME                 24%            15-40%
     MORTGAGE SECURITIES                              9%             0-15%
     U.S. GOVERNMENT MONEY**                         10%             0-20%
=================================================================================================================


  *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                        ACCESSOR 17

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR BALANCED ALLOCATION FUND

    INVESTMENT OBJECTIVE The Balanced Allocation Fund seeks moderate current income and some potential capital appreciation.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT INCOME AND CAPITAL APPRECIATION TO INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          15%            10-20%
     VALUE                                           15%            10-20%
     SMALL TO MID CAP                                10%             5-15%
     INTERNATIONAL EQUITY                            10%             5-15%              [PIE CHART OF
     HIGH YIELD BOND                                 15%             5-20%              PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                        8%             3-20%
     SHORT-INTERMEDIATE FIXED-INCOME                 17%             5-25%
     MORTGAGE SECURITIES                              6%             0-20%
     U.S. GOVERNMENT MONEY**                          4%             0-10%
===========================================================================================================


ACCESSOR GROWTH & INCOME ALLOCATION FUND

    INVESTMENT OBJECTIVE The Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income.

    INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market Underlying Fund. This Fund uses a moderate asset allocation strategy DESIGNED TO PROVIDE A BALANCED MIX OF CURRENT CAPITAL APPRECIATION AND CURRENT INCOME INVESTORS WITH A MODERATE RISK TOLERANCE AND A 5-10 YEAR INVESTMENT TIME HORIZON.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          18%            12-22%
     VALUE                                           18%            12-22%
     SMALL TO MID CAP                                 9%             6-16%
     INTERNATIONAL EQUITY                            15%            10-20%              [PIE CHART OF
     HIGH YIELD BOND                                 15%             5-20%              PERCENTAGES AT LEFT]
     INTERMEDIATE FIXED-INCOME                        8%             0-20%
     SHORT-INTERMEDIATE FIXED-INCOME                 10%             5-20%
     MORTGAGE SECURITIES                              4%             0-15%
     U.S. GOVERNMENT MONEY**                          3%             0-10%
===========================================================================================================

  *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                        ACCESSOR 18

                           OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
ACCESSOR GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Growth Allocation Fund seeks high potential capital appreciation and some current income.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds and the money market underlying fund. this fund uses an aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES          TARGET *     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          24%            19-30%
     VALUE                                           24%            19-30%
     SMALL TO MID CAP                                12%             7-20%              [PIE CHART OF
     INTERNATIONAL EQUITY                            20%            15-25%              PERCENTAGES AT LEFT]
     HIGH YIELD BOND                                 13%             5-15%
     INTERMEDIATE FIXED-INCOME                        3%             0-15%
     SHORT-INTERMEDIATE FIXED-INCOME                  3%             0-15%
     MORTGAGE SECURITIES                              0%             0-15%
     U.S. GOVERNMENT MONEY**                          1%              0-5%
===========================================================================================================


ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

     INVESTMENT OBJECTIVE The Aggressive Growth Allocation Fund seeks high potential capital appreciation.

     INVESTMENT STRATEGY The Fund normally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund. This Fund uses a very aggressive asset allocation strategy DESIGNED TO PROVIDE CAPITAL APPRECIATION TO INVESTORS WITH A VERY HIGH RISK TOLERANCE AND AN INVESTMENT TIME HORIZON OF 10 YEARS OR MORE.

                                                         ASSET ALLOCATION
     UNDERLYING FUND ADVISOR CLASS SHARES           TARGET*     POTENTIAL RANGE          TARGET* ALLOCATION
-----------------------------------------------------------------------------------------------------------
     GROWTH                                          29%            25-35%
     VALUE                                           29%            25-35%
     SMALL TO MID CAP                                18%            10-25%              [PIE CHART OF
     INTERNATIONAL EQUITY                            23%            19-30%              PERCENTAGES AT LEFT]
     HIGH YIELD                                       0%              0-5%
     INTERMEDIATE FIXED-INCOME                        0%              0-5%
     SHORT-INTERMEDIATE FIXED-INCOME                  0%              0-5%
     MORTGAGE SECURITIES                              0%              0-5%
     U.S. GOVERNMENT MONEY**                          1%              0-5%
===========================================================================================================


  *TARGET ALLOCATION REPRESENTS THE FUNDS' TARGET FOR INVESTMENTS IN THE UNDERLYING FUNDS. THE FUNDS' ACTUAL ALLOCATIONS MAY DIFFER FROM THE TARGET DUE TO MARKET FLUCTUATIONS AND OTHER FACTORS. ACCESSOR CAPITAL HAS THE DISCRETION TO CHANGE EACH FUND'S TARGET ALLOCATION.

  **INVESTMENTS IN THE U.S. GOVERNMENT MONEY FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THIS FUND'S GOAL IS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.



                        ACCESSOR 19

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

     The particular Underlying Funds in which each Fund may invest and the allocation targets and ranges in each Underlying Fund may be changed from time to time without shareholder approval. In addition, each Fund's investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information are non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a change in a Fund's investment objective or policies, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. Each Fund's investment objective, investment strategy, current target allocations in the Underlying Funds and potential ranges of allocations in the Underlying Funds are set forth in the previous tables.

     The table below gives a brief description of the principal investment programs of the Underlying Funds. Additional information about the investment practices and policies of the Underlying Funds can be found in the Statement of Additional Information. No offer is made in this Prospectus of any of the Underlying Funds.

UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
    GROWTH          Seeks capital growth through investing primarily in equity
    FUND            securities selected from the Standard & Poor's 500 Composite
                    Stock Price Index ("S&P 500") that are expected to experience higher than average growth of earnings or higher than average capital appreciation.

                    The Money Manager, Chicago Equity Partners LLC, selects stocks that it believes will outperform peer companies while maintaining an overall risk level similar to that of the benchmark. Chicago Equity Partners seeks companies that generally have above-average growth and more attractive valuation characteristics than their peers. Chicago Equity Partners will sell a stock if it determines that the company's growth potential is not met or if better opportunities are identified among its peers.
--------------------------------------------------------------------------------
     EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

     THE S&P 500 INDEX is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. GROWTH STOCKS are stocks that generally have high expected earnings growth and higher than average price-to-book ratios. VALUE STOCKS are stocks that generally are priced below the market average based on earnings and lower than average price-to-book ratios.
--------------------------------------------------------------------------------
    VALUE           Seeks capital growth by investing primarily in equity
    FUND            securities of companies selected from the S&P 500 that are believed to be undervalued, have lower price multiples and have improving fundamentals, such as growth of earnings and dividends.

                    The Money Manager, Wellington Management Company, LLP, uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks with the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark. Wellington Management focuses on value stocks of companies that may be temporarily out of favor or whose earnings or assets may not be fully reflected in their stock prices.



                                  ACCESSOR 20

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
SMALL TO MID        Seeks capital growth through investing primarily in equity
CAP FUND            securities of small to medium capitalization issuers and
                    seeks to maintain an average market capitalization similar to that of the Wilshire 4500 Index.

                    The Fund normally invests at least 80% of its assets in the stocks of small and medium capitalization companies that are expected to experience higher than average growth of earnings or capital appreciation. The Money Manager, SSgA Funds Management, Inc., uses solid multi-factor stock evaluation model to help them identify the stocks within each industry that it believes has the best growth potential. Their sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the Wilshire 4500 Index.

                    Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

================================================================================
INTERNATIONAL       Seeks capital growth by investing primarily in equity
EQUITY FUND         securities of companies domiciled in countries other than
                    the United States and traded on foreign stock exchanges.

                    Under normal conditions, the Fund will invest 80% of its assets in equity securities. Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe and the Pacific Rim and intends to maintain investments in at least three different countries outside the United States. This Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, this Fund may invest in companies that are in developed countries, as well as companies that are in emerging economies. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Money Manager, JPMorgan Fleming Asset Management (London), Ltd., uses an investment process designed to capture strong stock picking skills of the manager's regional investment teams. Stock selection is expected to be the main driver of returns. Although the process of security selection will vary across different geographic regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. A team of experienced portfolio constructors, using disciplined portfolio construction and formal risk control, is best placed in order to enable the Fund to consistently outperform the Morgan Stanley Capital International ("MSCI") EAFE(R)+EMF Index, which is currently composed of companies representing the market structure of 47 developing (approximately 90%) and emerging market (approximately 10%) countries.

================================================================================
HIGH YIELD          Seeks current income by normally investing at least 80% of
BOND FUND           its assets in lower-rated, high-yield corporate debt
                    securities commonly referred to as "junk bonds." High-yield debt securities are those rated lower than BBB by Standard &
                    Poor's Corporation ("S&P") or lower than Baa by Moody's
                    Investors Service, Inc. ("Moody's"), or

                                                          CONTINUED ON NEXT PAGE



                                  ACCESSOR 21

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
HIGH YIELD          securities judged to be of comparable quality by the Money
BOND FUND           Manager. The Fund will normally maintain an aggregate
(CON'T)             dollar-weighted average portfolio duration that does not
                    vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index. The Money
                    Manager, Financial Management Advisors, Inc. ("FMA"), selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management.
                    Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive in the opinion of FMA because they offer better assurance of debt repayment.

                    The duration of the Lehman Brothers U.S. Corporate High Yield Index as of March 31, 2002 is 4.61 years, although its duration will likely vary in the future.

--------------------------------------------------------------------------------
INTERMEDIATE        Seeks generation of current income by normally investing at
FIXED-INCOME        least 80% of its assets in fixed- income securities. The
FUND                Fund seeks to have an average dollar-weighted portfolio
                    duration of between three and ten years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman Brothers Government/Credit
                    Index.

                    In addition, the Fund primarily invests in corporate bonds or U.S. Government or agency securities that are of investment grade quality or that are unrated but judged to of comparable quality or higher by the Money Manager. The Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's, and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager, Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Government/Credit Index. Cypress Asset Management seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.

                    The duration of the Lehman Brothers Government/Credit Index as of March 31, 2002 is 5.33 years, although its duration will likely vary in the future.

--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
--------------------------------------------------------------------------------

SHORT-              Seeks preservation of capital and generation of current
INTERMEDIATE        income by normally investing at least 80% of its assets in
FIXED-INCOME        fixed-income securities. The Fund seeks to have an average
FUND                dollar-weighted portfolio duration of between one and five years and normally invests in securities with durations that do not vary more or less than 20% from that of the Lehman
                    Brothers Government/Credit 1-5 Year Index.

                                                          CONTINUED ON NEXT PAGE



                                  ACCESSOR 22

                         DESCRIPTION OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

UNDERLYING FUND                 INVESTMENT PROGRAM
--------------------------------------------------------------------------------
SHORT-              In addition, the Fund primarily invests in corporate bonds
INTERMEDIATE        or U.S. Government or agency securities that are of
FIXED-INCOME        investment grade quality or that are unrated but judged to
FUND (CON'T)        be of comparable quality or higher by the Money Manager. The
                    Fund may also invest up to 20% of its net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of its net assets in securities rated BB by S&P or Ba by Moody's, or debt securities unrated but judged to be of comparable quality by the Money Manager. The Money Manager,
                    Cypress Asset Management, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman
                    Brothers Government/Credit 1-5 Year Index. Cypress Asset
                    Management seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index.

                    The duration of the Lehman Brothers Government/Credit 1-5 Index as of March 31, 2002 is 2.46 years, although its duration will likely vary in the future.

--------------------------------------------------------------------------------
MORTGAGE            Seeks generation of current income by normally investing at
SECURITIES          least 80% of its assets in mortgage-related securities. The
FUND                Fund seeks an aggregate dollar-weighted average portfolio
                    duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed
                    Securities Index.

                    In addition, the Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will only invest in non-U.S. Government mortgage-related securities rated A or higher by S&P or Moody's or determined to be of comparable quality by the Money Manager or Accessor Capital. The Money Manager, BlackRock Financial Management, Inc., uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the Lehman Brothers Mortgage-Backed Securities Index.

                    The duration of the Lehman Brothers Mortgage-Backed Securities Index as of March 31, 2002 is 3.70 years, although its duration will likely vary in the future.

--------------------------------------------------------------------------------
DURATION, one of the fundamental tools used by money managers in security selection of fixed-income securities, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).
--------------------------------------------------------------------------------
U.S.                Seeks maximum current income consistent with the
GOVERNMENT          preservation of principal and liquidity by normally
MONEY FUND          investing at least 80% of its assets in short- term
                    obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Accessor Capital Management directly invests the assets of the Fund using industry standard requirements concerning the quality, maturity and diversification of its investments. The Fund seeks to maintain an average maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

                    The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this Fund.



                                  ACCESSOR 23

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

     * UNDERLYING FUND RISKS. The investments of each Fund are concentrated in the Underlying Funds, and each Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved.

     Because the Funds invest in the Underlying Funds, the Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Funds allocate to those Underlying Funds. Each Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

     * ALLOCATION RISK. Each Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

================================================================================

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

     Risks of the Funds depend on the risks of the Underlying Funds. To determine how much each Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Fund's assets may be invested in each Underlying Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING EQUITY FUNDS

     * STOCK MARKET VOLATILITY. Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.

     * COMPANY RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Securities of small and medium capitalization issuers often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.



                                  ACCESSOR 24

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------

     * SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole. For instance, airline stocks may behave very differently than the market as a whole to a decline or increase in the price of oil.

     * FOREIGN EXPOSURE. Foreign exposure is a principal risk for the International Equity Fund, which concentrates its investments in foreign securities, and may also be a risk for the other Equity Funds. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

     Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

     Each Underlying Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. Eastern time when each Fund calculates its NAV. Most of the securities in which the underlying International Equity Fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the International Equity Underlying Fund's NAVs. However, if the International Equity Underlying Fund determines that such developments are so significant that they will clearly and materially affect the value of the International Equity Underlying Fund's securities, the International Equity Underlying Fund may adjust the previous closing prices for these securities to reflect fair value.

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF UNDERLYING FIXED-INCOME FUNDS

     * BOND MARKET VOLATILITY/INTEREST RATE RISK. Individual securities are expected to fluctuate in response to issuer, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. When short-term interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

     * BOND ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

     * CREDIT RISK. Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and is a possible risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse



                                  ACCESSOR 25

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher rated obligations.

     * LOWER RATED DEBT SECURITIES. Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.

     Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

     * PREPAYMENT RISK. Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and may also be a risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price.

     * INFLATION RISK. The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may underperform the bond and equity markets over time.

--------------------------------------------------------------------------------
OTHER RISKS OF INVESTING IN THE FUNDS

     * AFFILIATED PERSONS. In managing the Funds, Accessor Capital will have the authority to select and substitute Underlying Funds. Accessor Capital is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because Accessor Capital is also responsible for managing and administering the Underlying Funds. The Board of Directors and officers of Accessor Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

     * EXPENSES. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.

     * SHORT-TERM AND TEMPORARY DEFENSIVE INVESTMENTS. Although the Funds normally seek to remain substantially invested in the Underlying Funds, each Fund may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase



                                  ACCESSOR 26

                       PRINCIPAL RISKS OF UNDERLYING FUNDS
--------------------------------------------------------------------------------
     agreements, debt obligations backed by the full faith and credit of the U.S. Government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of Accessor Capital, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Fund may invest without limitation in short-term obligations. When a Fund's assets are invested in such securities, the Fund may not be achieving its investment objective.




























                                  ACCESSOR 27

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
     MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

     Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. The Board of Directors is responsible for managing the business and affairs of the Funds. Accessor Capital develops the investment programs for the Funds and decides how to allocate the assets of each Fund among the Underlying Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds.

     The Funds pay Accessor Capital an annual management fee equal to 0.10% of each Fund's average daily net assets for asset allocation and other services.

     Accessor Capital develops the investment programs for the Underlying Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change an Underlying Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Funds within 60 days of the change. Accessor Capital also provides transfer agent, registrar, dividend disbursing agent and certain other services to Accessor Funds and receives a fee from the Underlying Funds for these services.

     Accessor Funds has received an exemptive order from Securities and Exchange Commission that allows the Underlying Funds to pay the expenses of the Funds other than the Funds' direct management fees to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Funds. To the extent these expenses are not paid by the Underlying Funds, Accessor Capital has contractually agreed to pay these expenses for the fiscal years ended December 31, 2000 through 2003.

     BELOW IS A DESCRIPTION OF THE CURRENT MONEY MANAGER OF EACH UNDERLYING
     FUND:

--------------------------------------------------------------------------------
GROWTH FUND

     CHICAGO EQUITY PARTNERS LLC, 180 N. LaSalle Street, Suite 3800, Chicago, IL 60601

     Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnsen is the Senior Portfolio Manager responsible for the day-to-day management of the Growth Fund. Mr. Johnsen has been with Chicago Equity Partners and its predecessors for over 24 years and as a Senior Portfolio Manager for over eight years.

--------------------------------------------------------------------------------
VALUE FUND

     WELLINGTON MANAGEMENT COMPANY, LLP, 75 State Street, Boston, MA 02109

     Doris Dwyer Chu is the Portfolio manager responsible for the day-to-day management of the Value Fund. Ms. Chu has been with Wellington Management since 1998. From 1985 to 1998, she was a partner and international portfolio manager at Grantham, Mayo, Van Otterloo & Company. Ms. Chu relies on fundamental research provided by Wellington Management's Global Industry Analysts.



                                  ACCESSOR 28

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

     SSgA FUNDS MANAGEMENT, INC. Two International Place, Boston, MA 02109

     Ric Thomas, CFA, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund, and Douglas T. Holmes, CFA will act as back up. Mr. Thomas is a Principal of SSgA and a Portfolio Manager in the Enhanced Equity Group. Prior to joining State Street in 1998, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment management field since 1990. Mr. Holmes is a Principal of SSgA and heads the Global Enhanced Equity Group. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen. Mr. Holmes has been working in the investment management industry since 1980.

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INTERNATIONAL EQUITY FUND

     JPMORGAN FLEMING ASSET MANAGEMENT (London), Ltd., Finsbury Dials, 20 Finsbury Street, London, England EC2Y9AQ

     Peter Harrison is primarily responsible for the day-to-day management and investment decisions for the International Equity Fund with James Fisher taking secondary responsibility. Mr. Harrison has a BS (Hons) Business Administration from University of Bath. He joined Fleming Investment Management in September 1996. In January 1998, Mr. Harrison became Head of the Global Portfolios Group and was promoted to Managing Director in April 1999. He has 14 years of experience in the investment management industry.

     Mr. Fisher has a BA (Hons) Latin from Reading University. He joined Fleming Investment Management in 1988. In 1991 he joined Jardine Fleming Investment Management Limited in Hong Kong as a Portfolio Manager of the Global Group with responsibility for European markets. In 1994 he assumed responsibility for the management of the European portion of EAFE Plus funds, being appointed Director in 1996, and then Managing Director in May 2001. He has 17 years of experience in the investment management industry.

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HIGH YIELD BOND FUND

     FINANCIAL MANAGEMENT ADVISORS, INC., 1900 Avenue of the Stars, Suite 900, Los Angeles, CA 90067

     FMA uses a team approach in managing the High Yield Bond Fund. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where Ken Malamed served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995, he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.



                                  ACCESSOR 29

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
SHORT-INTERMEDIATE FIXED-INCOME FUND

     CYPRESS ASSET MANAGEMENT, 26607 Carmel Center Place, Suite 101, Carmel, CA 93923

     Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Mr. Michael Banyra, Managing Director. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Mr. Banyra joined Cypress in April 1999 as Managing Director. Previously, Mr. Banyra was employed at Ark Asset Management Company (formerly known as Lehman Management Company) since 1986, most recently as Senior Manager from 1996 to 1999.

--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

     BLACKROCK FINANCIAL MANAGEMENT, INC., 345 Park Avenue, New York, NY 10154

     BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

     ACCESSOR CAPITAL MANAGEMENT LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

     Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.



                                  ACCESSOR 30

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

     * FINANCIAL INTERMEDIARIES. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets, who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

--------------------------------------------------------------------------------
HOW TO PURCHASE
                                         Investor Class Shares may not be
                                         purchased on days when the NYSE is
                                         closed for trading: New Year's Day,
                                         Martin Luther King, Jr. Day, Presidents
                                         Day, Good Friday, Memorial Day,
                                         Independence Day, Labor Day,
                                         Thanksgiving Day and Christmas Day.

     Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the transfer agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

     * BY FEDERAL FUNDS WIRE. Wire instructions are described on the application form and must be accompanied or preceded by a trade sheet.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504 To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the AIP Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.



                                  ACCESSOR 31

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
IRA/ROTH IRA/EDUCATIONAL IRAs

     Investors may purchase Investor Class Shares through an Individual, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA with an aggregate balance of less than $10,000 on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling
     (800) 759-3504.

--------------------------------------------------------------------------------
INVESTMENT MINIMUMS

     * REGULAR ACCOUNTS. Initial investments must be at least $5,000 in one Fund. Subsequent investments must be at least $1,000.

     * RETIREMENT ACCOUNTS. Initial and subsequent investments must be at least $2,000 in one Fund.

     Accessor Funds may accept small purchase amounts or reject any purchase order it believes may disrupt the management of the Funds.

--------------------------------------------------------------------------------
SHARE PRICING

     Investors purchase Investor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by theFund.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING

     Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses.

     The Funds (or Accessor Capital, on behalf of the Funds) may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. In addition, the Funds or Accessor Capital may restrict or refuse purchases or exchanges by market timers or investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

     For additional information about purchasing shares of the Accessor Funds, please contact us at (800) 759-3504.



                                  ACCESSOR 32

                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
     As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after Accessor Capital receives the exchange request in good order. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL.  Share exchange instructions may be mailed to:
                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.






                                  ACCESSOR 33

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be redeemed at the next NAV calculated after Accessor Capital receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds in any of the following ways:

     * BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at
     (206) 224-4274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least
     $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

                                        Redemption requests for shares that were purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.

     * REDEMPTION PROCEEDS. Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares may also be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds for up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in Underlying Fund shares or other eligible securities, rather than cash. The Underlying Funds may, in turn, distribute securities rather than cash under their respective in kind redemption policies. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

     In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.



                                  ACCESSOR 34

                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE

     A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The transfer agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fed-wire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================


                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     * DIVIDENDS. Each Fund intends to annually distribute substantially all of its net investment income, which will include dividends it receives from the Underlying Funds in which it invests, as dividends to its shareholders. The Board of Directors presently intends to declare dividends monthly for the Income Allocation Fund and quarterly, in March, June, September and December for the other Funds.

     * OTHER DISTRIBUTIONS. The Board of Directors intends to distribute to each Fund's shareholders substantially all of its net realized long- and short-term capital gains annually, generally in late December, these gains will consist almost entirely of (1) any distributions to it from the net capital gain realized by the Underlying Funds in which it invests and (2) net gains it realizes on its disposition of Underlying Fund shares (generally occasioned by its reallocating its assets under the Underlying Funds or by the need to make distributions and/or payments of redemption proceeds in excess of available cash). A Fund may need to make additional distributions at year-end to avoid federal income or excise taxes.

     * AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund at their NAV unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends and/or other distributions in Investor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 35

                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
     Each Fund's assets consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

     The Underlying Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of an Underlying Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares.

     Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days (including investments in the U.S. Government Money Fund) are valued using amortized cost, which approximates market value.

     Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================

                                    TAXATION
--------------------------------------------------------------------------------
     A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to its shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends from a Fund's investment company taxable income (consisting almost entirely of income dividends from the Underlying Funds in which it invests) and distributions of its net short-term capital gain, if any, are taxable as ordinary income, while distributions of its net capital gain (consisting of the gain described above under "Dividends and Distributions--Other Distributions") are taxable as long-term capital gain (generally, at a maximum rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gain depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

     Dividends and other distributions declared by a Fund in October, November, or December of any year generally are taxable to shareholders as though received on December 31 of that year even if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund or any other Accessor Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

     After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during that year. The Funds are required to withhold and remit to the U.S. Treasury 30% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number.

     Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INVESTOR CLASS SHARES.



                                  ACCESSOR 36

                     SERVICE AND DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

     * DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and distribution-related activities and/or providing non-distribution related shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually.

     Because 12b-1 fees are paid out of the Fund's assets on and on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     * ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fee will not exceed 0.25% annually.

     * DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.







                                  ACCESSOR 37

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                INVESTOR CLASS SHARES
                                                    --------------------------------------------
                                                           INCOME               INCOME & GROWTH
                                                      ALLOCATION FUND           ALLOCATION FUND
                                                    --------------------------------------------
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD                                2001       2000(3)       2001       2000(3)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 15.00     $ 15.00      $ 15.00     $ 15.00

NET INVESTMENT INCOME (LOSS)(1)                        0.75         -           0.54         -
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                  0.06         -          (0.70)        -
                                                    --------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       0.81         -          (0.16)        -

DISTRIBUTIONS FROM NET INVESTMENT
INCOME                                                (0.72)        -          (0.49)        -
DISTRIBUTIONS FROM CAPITAL GAINS                        -           -          (0.03)        -
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                -           -            -           -
                                                    --------------------------------------------
TOTAL DISTRIBUTIONS                                   (0.72)        -          (0.52)        -
                                                    --------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 15.09     $ 15.00      $ 14.32     $ 15.00
                                                    ============================================
TOTAL RETURN(2)                                        5.49%       0.00%       (1.04)%      0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 1,596     $   454      $ 3,808     $ 2,306
RATIO OF GROSS EXPENSES TO AVERAGE NET
ASSETS                                                 1.67%       0.60%*       1.26%       0.60%*
RATIO OF NET EXPENSES TO AVERAGE NET
ASSETS                                                 0.60%       0.60%*       0.60%       0.60%*
RATIO OF NET INVESTMENT INCOME (LOSS)
(EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)
TO AVERAGE NET ASSETS                                  3.84%      (0.60)%*      3.01%      (0.60)%*
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                  4.92%      (0.60)%*      3.67%      (0.60)%*
PORTFOLIO TURNOVER RATE                               38.76%       0.00%       22.19%       0.00%

--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED



                                  ACCESSOR 38

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                               INVESTOR CLASS SHARES
                                               ----------------------------------------------------
                                                    BALANCED                    GROWTH & INCOME
                                                 ALLOCATION FUND                ALLOCATION FUND
                                               ----------------------------------------------------
   FOR A SHARE OUTSTANDING
   THROUGHOUT THE PERIOD                        2001          2000(3)         2001          2000(3)
---------------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD        $ 15.00        $ 15.00        $ 15.02        $ 15.00

   NET INVESTMENT INCOME (LOSS)(1)                0.39            -             0.33            -
   NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                         (1.16)           -            (1.42)          0.02
                                               ----------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS              (0.77)           -            (1.09)          0.02

   DISTRIBUTIONS FROM NET INVESTMENT
   INCOME                                        (0.33)           -            (0.25)           -
   DISTRIBUTIONS FROM CAPITAL GAINS              (0.05)           -            (0.03)           -
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                       -              -              -
                                               ----------------------------------------------------
   TOTAL DISTRIBUTIONS                           (0.38)           -            (0.28)           -
                                               ----------------------------------------------------

   NET ASSET VALUE, END OF PERIOD              $ 13.85        $ 15.00        $ 13.65        $ 15.02
                                               ====================================================

   TOTAL RETURN(2)                               (5.07)%         0.00%         (7.27)%         0.13%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)    $ 6,536        $ 4,985        $ 2,026        $    87
   RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                       0.90%          0.60%*         0.94%          0.60%*
   RATIO OF NET EXPENSES TO AVERAGE NET
     ASSETS                                       0.60%          0.60%*         0.60%          0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS)
     (EXCLUDING EXPENSES PAID DIRECTLY
      BY THE ADVISOR)
     TO AVERAGE NET ASSETS                        2.48%         (0.60)%*        2.07%         (0.60)%*
   RATIO OF NET INVESTMENT INCOME (LOSS)
     TO AVERAGE NET ASSETS                        2.78%         (0.60)%*        2.41%         (0.60)%*
   PORTFOLIO TURNOVER RATE                       15.60%          0.00%          6.44%          0.00%

--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED



                                  ACCESSOR 39

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past year and since the inception date of the Fund on December 27, 2000. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                               INVESTOR CLASS SHARES
                                                    --------------------------------------------
                                                          GROWTH               AGGRESSIVE GROWTH
                                                      ALLOCATION FUND           ALLOCATION FUND
                                                    --------------------------------------------
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD                                  2001      2000(3)        2001      2000(3)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 15.00     $ 15.00      $ 14.99     $ 15.00

NET INVESTMENT INCOME (LOSS)(1)                        0.16         -          (0.04)        -
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                               (1.98)        -          (2.37)      (0.01)
TOTAL FROM INVESTMENT OPERATIONS                      (1.82)        -          (2.41)      (0.01)

DISTRIBUTIONS FROM NET INVESTMENT INCOME              (0.14)        -            -           -
DISTRIBUTIONS FROM CAPITAL GAINS                      (0.04)        -          (0.04)        -
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                -           -          (0.03)        -
                                                    --------------------------------------------
TOTAL DISTRIBUTIONS                                   (0.18)        -          (0.07)        -
                                                    --------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 13.00     $ 15.00      $ 12.51     $ 14.99
                                                    ============================================
TOTAL RETURN(2)                                      (12.13)%      0.00%      (16.09)%     (0.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $ 8,441     $ 7,463      $ 8,746     $ 7,159
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS          0.82%       0.60%*       0.89%       0.60%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS            0.60%       0.60%*       0.60%       0.60%
RATIO OF NET INVESTMENT INCOME (LOSS)
(EXCLUDING EXPENSES PAID DIRECTLY BY THE ADVISOR)
  TO AVERAGE NET ASSETS                                1.02%      (0.60)%*     (0.58)%     (0.60)%*
RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                                1.24%      (0.60)%*     (0.29)%     (0.60)%*
PORTFOLIO TURNOVER RATE                               14.93%       0.00%       30.99%       0.00%

--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.
(2) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES AT NET ASSET VALUE PER SHARE ON THE FIRST DAY AND A SALE AT NET ASSET VALUE PER SHARE ON THE LAST DAY OF EACH PERIOD REPORTED. DISTRIBUTIONS ARE ASSUMED, FOR PURPOSES OF THIS CALCULATION, TO BE REINVESTED AT THE NET ASSET VALUE PER SHARE ON THE RESPECTIVE PAYMENT DATES OF EACH FUND.
(3) SHARES COMMENCED OPERATIONS ON DECEMBER 27, 2000.
*ANNUALIZED



                                  ACCESSOR 40

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     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

     * Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period

     * Fund performance data and financial statements

     * Fund holdings.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com

     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 942-8090
        (for inquiries regarding hours of operation only)
     e-mail:  publicinfo@sec.gov
     web site:  www.sec.gov

     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.